Exhibit 10.13

                         BANCORP RHODE ISLAND, INC.
                             2002 INCENTIVE AND
                       NONQUALIFIED STOCK OPTION PLAN

SECTION 1.  PURPOSE

      This 2002 Incentive and Nonqualified Stock Option Plan (the "Plan") of the Corporation, is designed to provide additional incentive to executives and other key employees of the Corporation and its subsidiaries and for certain other individuals providing services to or acting as directors of the Corporation and its subsidiaries. The Corporation intends that this purpose will be effected by the granting of incentive stock options ("Incentive Stock Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options") under the Plan which afford such executives, key employees, directors and other eligible individuals an opportunity to acquire or increase their proprietary interest in the Corporation through the acquisition of shares of its Common Stock. The Corporation intends that Incentive Stock Options issued under the Plan will qualify as "incentive stock options" as defined in Section 422 of the Code and the terms of the Plan shall be interpreted in accordance with this intention. The terms "parent" and "subsidiary" as used herein shall have the respective meanings set forth in Section 424 of the Code.

SECTION 2.  ADMINISTRATION

      2.1   Board of Directors/ Committee.

      (a) Except as otherwise provided in section 2.1(b) below, the Plan shall be administered by the Board of Directors (the "Board") of the Corporation.

      (b) So long as the Corporation has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan shall be administered by a Committee (the "Committee") consisting of at least two members of the Board appointed by the Board of the Corporation. It is the intention of the Corporation that, so long as the Corporation has a class of securities registered pursuant to the Exchange Act, the Plan shall be administered, in accordance with the provisions of Section 4 hereof, by a Committee composed solely of two or more "Non-Employee Directors" within the meaning of Rule l6b-3 under the Exchange Act and/or two or more "Outside Directors" in accordance with
Section 162(m) of the Code, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not a Non-Employee Director or Outside Director. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage, and administer the Plan on behalf of the Corporation. Action by the Committee shall require the affirmative vote of a majority of all members thereof. The term "Committee" shall refer to the Board if at any time no committee of the Board is constituted to administer the Plan. None of the members of the Committee shall be an officer or other employee of the Corporation.

      (c) Except to the extent prohibited by any applicable law, rule or regulation, including, without limitation, the requirements applicable under Section 162(m) of the Code to any option granted under the Plan intended to be "qualified performance-based compensation," or the requirements for any award granted under the Plan to an officer or director to be covered by any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time), the Board or the Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

      2.2 Powers of the Board/Committee. Subject to the terms and conditions of the Plan, the Committee shall have the power:

            (a) To determine from time to time the persons eligible to receive options and the options to be granted to such persons under the Plan and to prescribe the terms, conditions, restrictions, if any, and provisions (which need not be identical) of each option granted under the Plan to such persons;

            (b) To construe and interpret the Plan and options granted thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Corporation and optionees;

            (c) To make, in its sole discretion, changes to any outstanding option granted under the Plan, including: (i) to reduce the exercise price, (ii) to accelerate the vesting schedule or (iii) to extend the expiration date; and

            (d) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Corporation with respect to the Plan.

SECTION 3.  STOCK

      3.1 Share Reserve. The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of two hundred thousand (200,000) shares of Common Stock; provided, however, that the class and aggregate number of shares which may be subject to options granted under the Plan shall be subject to adjustment as provided in Section 8 hereof and this Section 3.

      3.2 Evergreen Share Reserve Increase. Notwithstanding Section 3.1 hereof and subject to the provisions of Section 8 hereof relating to adjustments upon changes in Common Stock, on the day of each annual meeting of shareholders of the Company (the "Calculation Date") for a period of nine (9) years, commencing with the annual meeting of shareholders in 2003, the aggregate number of shares of Common Stock that is available for issuance under the Plan shall automatically be increased by that number of shares equal to the least of (i) two percent (2%) of the total issued and outstanding shares of Common Stock on such Calculation Date, (ii) seventy-five thousand (75,000) shares of Common Stock, or (iii) such lesser number of shares as determined by the Board.

      3.3 Expiration. Cancellation or Termination of Option. Whenever any outstanding option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option may again be the subject of options under the Plan.

      3.4 Source of Shares. The stock subject to the options granted under the Plan shall be shares of the Corporation's authorized but unissued Common Stock or shares of the Common Stock held in treasury.

SECTION 4.  ELIGIBILITY

      4.1 Persons Eligible. Incentive Stock Options under the Plan may be granted only to officers and other employees of the Corporation or its subsidiaries. Nonqualified Options may be granted to officers or other employees of the Corporation or its subsidiaries, to members of the Board of Directors of the Corporation or any of its subsidiaries (whether or not employees), and to individuals who are not employees but who provide services to the Corporation or its subsidiaries (regardless of whether they are also employees), but only to the extent any such non-employees (i) are natural persons; (ii) provide bona fide services to the Corporation or a subsidiary; and (iii) provide services that are not in connection with the offer or sale of the Corporation's or a subsidiary's securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Corporation's or a subsidiary's securities (such service providers who are neither employees nor directors are referred to in the Plan as "consultants"), provided, however, that no such option may be granted to a person who is a member of the Committee, if any, at the time of grant.

      4.2 Greater-Than-Ten-Percent Stockholders. Except as may otherwise be permitted by the Code or other applicable law or regulation, no Incentive Stock Option shall be granted to an individual who, at the time the option is granted, owns (including ownership attributed pursuant to Section 424 of the Code) more than ten percent of the total combined voting power of all classes of stock of the Corporation or any parent or subsidiary (a "greater-than-ten-percent stockholder"), unless such Incentive Stock Option provides that (i) the purchase price per share shall not be less than one hundred ten percent of the fair market value of the Common Stock at the time such option is granted, and (ii) that such option shall not be exercisable to any extent after the expiration of five years from the date it is granted.

      4.3 Maximum Aggregate Fair Market Value. The aggregate fair market value (determined at the time the option is granted in the manner specified in Section 6.3) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under the Plan and any other plans of the Corporation or any parent or subsidiary for the issuance of incentive stock options) shall not exceed $100,000 (or such greater amount as may from time to time be permitted with respect to incentive stock options by the Code or any other applicable law or regulation).

      4.4 Maximum Grant. Notwithstanding any other provision contained in the Plan to the contrary, the maximum number of shares of Common Stock which may be subject to options granted under the Plan to any single optionee during any calendar year shall not exceed 50,000 shares of stock.

SECTION 5.  TERMINATION OF SERVICE OR DEATH OF OPTIONEE

      5.1 Termination of Service. Unless otherwise determined by the Committee, and stated in the option agreement, and subject to such restrictions as may be imposed by the Code in the case of any Incentive Stock Options, in the event that the employment or other period of service with the Corporation and its subsidiaries of an optionee to whom an option has been granted under the Plan shall be terminated (except as set forth in Section 5.2), such option may, subject to the provisions of the Plan, be exercised (to the extent that the optionee was entitled to do so under the Plan and the optionee's option agreement at the termination of his employment or period of service) at any time within (i) thirty (30) days after such termination voluntarily by the optionee; (ii) ninety (90) days after such termination without cause by the Corporation; or (iii) in the case of an employee whose termination results from retirement from active employment at or after age 55 (as determined by the Committee in its good faith discretion) within one year after such termination, but in no case later than the date on which the option expires; provided, however, that any option held by an employee or consultant whose employment or service with the Corporation or a subsidiary is terminated for cause (as determined by the Committee in its good faith discretion) shall forthwith terminate, to the extent not theretofore exercised.

An employment relationship between the Corporation and the optionee shall be deemed to exist during any period in which the optionee is employed by the Corporation, or any parent or subsidiary. Whether authorized leave of absence, or absence on military or government service, shall constitute termination of the employment relationship between the Corporation and the optionee shall be determined by the Committee at the time thereof.

As used herein, "cause" shall have the meaning ascribed thereto in the relevant option agreement or, in the absence of any such definition in such agreement, shall mean (x) any material breach by the optionee of any agreement to which the optionee and the Corporation are both parties, (y) any act or omission to act by the optionee which may have a material and adverse effect on the Corporation's business or on the optionee's ability to perform services for the Corporation, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (z) any material misconduct or material neglect of duties by the optionee in connection with the business or affairs of the Corporation or any affiliate of the Corporation.

      5.2 Death or Permanent Disability of Optionee. If an optionee ceases to be an employee, director or consultant of the Corporation or any subsidiary by reason of "total disability," such optionee's option may be exercised, to the extent that the optionee or a Permitted Transferee of the option was entitled to do so at the termination of employment or service with the Corporation or such a subsidiary, as set forth herein and in the optionee's option agreement (subject to the restrictions set forth in Section 7) at any time within one year after the date of such termination of employment or service, but in no case later than the date on which the option expires. If an optionee shall die while an employee, director or consultant of the Corporation or its subsidiaries or within three months (or, in the case of an employee whose termination results from disability or retirement from active employment at or after age 55, within one year) after the termination of such employment or other relationship with the Corporation or such a subsidiary (other than termination for cause), such optionee's option may be exercised, to the extent that the optionee or a Permitted Transferee of the option was entitled to do so at the termination of employment or service with the Corporation or such a subsidiary (or at the date of death, if later), as set forth herein and in the optionee's option agreement by the optionee, a legatee or legatees of the optionee under the optionee's last will, by the optionee's personal representatives or distributees or by the Permitted Transferee, whichever is applicable, at any time within one year after the date of the optionee's death, but in no case later than the date on which the option expires. For purposes hereof, "total disability" is defined as the permanent inability of an optionee, as a result of accident or sickness, to perform any and every duty pertaining to such optionee's occupation or employment for which the optionee is suited by reason of the optionee's previous training, education and experience, as determined by the Committee in its good faith discretion, and, for purposes of Incentive Stock Options granted under the Plan, "total disability" shall mean "permanent and total disability," as defined in
Section 22(e)(3) of the Code.

SECTION 6.  TERMS OF THE OPTION AGREEMENTS

      Each option agreement shall be in writing and shall contain such terms, conditions, restrictions, if any, and provisions as the Committee shall from time to time deem appropriate. Such provisions or conditions may include without limitation restrictions on transfer, repurchase rights, or such other provisions as shall be determined by the Committee, provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an incentive stock option within the meaning of Section 422 of the Code. So long as the Corporation has a class of securities registered pursuant to
Section 12 of the Exchange Act, the shares of stock issuable upon exercise of an option by any executive officer, director or beneficial owner of more than ten percent of the Common Stock of the Corporation may not be sold or transferred (except that such shares may be issued upon exercise of such option) by such officer, director or beneficial owner for a period of six months following the grant of such option.

      Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

      6.1 Expiration of Option. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall not, in the case of an Incentive Stock Option, be later than the tenth anniversary (fifth anniversary in the case of a greater-than-ten-percent stockholder) of the date on which the option was granted, or as specified in Section 5 of this Plan.

      6.2 Exercise. Each option may be exercised, so long as it is valid and outstanding from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the option.

      6.3 Purchase Price. The purchase price per share under each option shall be determined by the Committee at the time the option is granted; provided, however, that the option price of any Incentive Stock Option shall not, unless otherwise permitted by the Code or other applicable law or regulation, be less than the fair market value of the Common Stock on the date the option is granted (110 % of the fair market value in the case of a greater-than-ten-percent stockholder). For purposes of the Plan, the fair market value of the Common Stock shall be the closing price per share on the date of grant of the option as reported on the Nasdaq Stock Market or by a nationally recognized stock exchange, or, if the Common Stock is not listed on the Nasdaq Stock Market or such an exchange, the fair market value as determined by the Board or the Committee, as the case may be. The Committee shall determine the date on which an option under the Plan is granted, provided that such date is consistent with the Code and any applicable rules or regulations thereunder. In the absence of such determination, the date on which the Committee adopts a resolution granting an option shall be considered the date on which such option is granted, provided the optionee to whom the option is granted is promptly notified of the grant and an option agreement is duly executed as of the date of the resolution. The purchase price shall be subject to adjustment as provided in Section 8.

      6.4 Transferability of Options. (a) Except as otherwise provided in this Section 6.4, options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and may be exercised during the lifetime of the optionee who received such option only by such optionee.

      (b) No transfer of any options by will or the laws of descent and distribution shall be effective to bind the Corporation unless the Committee shall have been furnished with (i) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (ii) an agreement by the transferee to comply with all the terms and conditions of the option grant that are or would have been applicable to the individual to whom the option was granted and to be bound by the acknowledgments made by such individual in connection with the grant of the option.

      (c) With the approval of the Committee and subject to such conditions as the Committee may prescribe, an optionee may, upon providing written notice to the Secretary of the Corporation, elect to transfer any or all such optionee's non-qualified options to such optionee's spouse, children, grandchildren and the spouses of children and grandchildren or to trusts for the benefit of the optionee and/or any of the foregoing family members of the optionee or to partnerships in which the optionee and/or such family members are the only partners ("Permitted Transferees"); provided, however, that no such transfer by any optionee may be made in exchange for consideration and following any such transfer the option may not be subsequently transferred; and provided further, however, that following any such transfer, the exercise, vesting and termination provisions of such option and the Plan shall continue to be applied with respect to the optionee who transferred such option.

      (d) If any rights exercisable by the optionee or benefits deliverable to an optionee under the Plan have not been exercised or delivered, respectively, at the time of the optionee's death, such rights shall be exercisable by the optionee's Designated Beneficiary, and such benefits shall be delivered to the Designated Beneficiary, in accordance with the provisions of the Plan and the applicable option agreement. The "Designated Beneficiary" shall be the beneficiary or beneficiaries designated by the optionee in a writing filed with the Committee in such form and at such time as the Committee shall require. If a deceased optionee fails to designate a beneficiary, or if the Designated Beneficiary does not survive the optionee, any rights that would have been exercisable by the optionee and any benefits distributable to the optionee shall be exercised by or distributed to the legal representative of the estate of the optionee. If a deceased optionee designates a beneficiary but the Designated Beneficiary dies before the Designated Beneficiary's exercise of all rights under the Plan or the option agreement or before the complete distribution of benefits to the Designated Beneficiary under the option agreement, then any rights that would have been exercisable by the Designated Beneficiary shall be exercised by the legal representative of the estate of the Designated Beneficiary, and any benefits distributable to the Designated Beneficiary shall be distributed to the legal representative of the estate of the Designated Beneficiary.

      6.5 Rights of Optionees. No optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until the option shall have been exercised pursuant to the terms thereof, and the Corporation shall have issued and delivered the shares to the optionee.

SECTION 7.  METHOD OF EXERCISE, PAYMENT OF PURCHASE PRICE

      7.1 Method of Exercise. Any option granted under the Plan may be exercised by the optionee by delivering to the Corporation, on any business day, a written notice specifying the number of shares of Common Stock the optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the "Notice"), accompanied by payment for such shares.

      7.2 Payment of Purchase Price. Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made either by (i) cash, certified check, bank draft or postal or express money order equal to the option price for the number of shares specified in the Notice, or (ii) with the consent of the Committee and subject to such terms and conditions as it may determine, by delivery of shares of Common Stock of the Corporation having a fair market value equal to the option price of such shares, which have been owned by the optionee exercising such option for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes, or (iii) with the consent of the Committee and subject to such terms and conditions as it may determine, by delivery of such other consideration which is acceptable to said Board or Committee, as the case may be, and which has a fair market value equal to the option price of such shares, or (iv) with the consent of the Committee a combination of (i), (ii) and/or (iii), or
(v) at the discretion of the Committee, in accordance with a cashless exercise program (through broker accommodation) if any, established by the Committee. For the purpose of the preceding sentence, the fair market value per share of Common Stock so delivered to the Corporation shall be determined in the manner specified in Section 6.3. In addition, the optionee exercising such option shall promptly pay to the Corporation in cash any amount necessary to satisfy all applicable federal, state or local tax requirements (and in no event shall Common Stock be delivered with respect to such option until all such amounts have been fully paid to the Corporation). The Committee may permit such amount to be paid in shares of Common Stock previously owned by the optionee for more than six months prior to such payment (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes), or a portion of the shares of Common Stock that otherwise would be distributed to such optionee upon exercise of the option (provided, however, that the amount of any Common Stock so withheld shall not exceed the amount necessary to satisfy the Corporation's or any subsidiary's required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income), in either case, based on the fair market value of such shares on the date of payment, as determined by the Board or the Committee, as the case may be, or a combination of cash and shares of such Common Stock. The Corporation or a subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such optionee. As promptly as practicable after receipt of the Notice and accompanying payment, the Corporation shall deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Corporation or a stock transfer agent of the Corporation shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified in the Notice.

      7.3 Loans. The Corporation may make loans to such optionees as the Committee, in its discretion, may determine (including a holder who is a director or officer of the Corporation) in connection with the exercise of options granted under the Plan; provided, however, that the Committee shall not authorize the making of any loan where the possession of such discretion or the making of such loan would result in a "modification" (as defined in Section 424 of the Code) of any Incentive Stock Option. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Committee shall determine not inconsistent with the Plan. Such loans shall bear interest at such rates as the Committee shall determine from time to time, which rates may be below then current market rates (except in the case of Incentive Stock Options). In no event may any such loan exceed the fair market value, at the date of exercise, of the shares covered by the option, or portion thereof, exercised by the holder. No loan shall have an initial term exceeding five years, but any such loan may be renewable at the discretion of the Committee. When a loan shall have been made, shares of Common Stock having a fair market value at least equal to the principal amount of the loan shall be pledged by the holder to the Corporation as security for payment of the unpaid balance of the loan. Every loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

SECTION 8.  CHANGES IN THE CORPORATION'S CAPITAL STRUCTURE

      8.1 Rights of the Corporation. The existence of outstanding options shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      8.2 Recapitalization, Stock Splits and Dividends. If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, in any such case without receiving compensation therefor in money, services or property, then (i) the number, class, and price per share of shares of stock subject to outstanding options hereunder shall be appropriately adjusted by the Corporation in such a manner as to entitle an optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares as he or she would have received as a result of the event requiring the adjustment had he or she exercised his or her option in full immediately prior to such event; and (ii) the number and class of shares with respect to which options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under the Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

      8.3 Merger without Change of Control. After a merger of one or more corporations into the Corporation, or after a consolidation of the Corporation and one or more corporations in each case as a result of which
(i) the Corporation shall be the surviving corporation, and (ii) the stockholders of the Corporation immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent of the voting power of the Corporation, each holder of an outstanding option shall, at no additional cost, be entitled upon exercise of such option to receive in lieu of the number of shares as to which such option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or reorganization if, immediately prior to such merger, consolidation or reorganization, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares for which such option was exercisable.

      8.4 Sale or Merger with Change of Control. If the Corporation is merged into or consolidated with another corporation under circumstances where the Corporation is not the surviving corporation, or if there is a merger or consolidation where the Corporation is the surviving corporation but the stockholders of the Corporation immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Corporation, or if the Corporation is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, reorganization, liquidation, sale or disposition, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation, reorganization, liquidation, sale or disposition; (ii) the Committee may accelerate the time for exercise of all unexercised and unexpired options to and after a date prior to the effective date of such merger, consolidation, reorganization, liquidation, sale or disposition, as the case may be, specified by said Board or Committee; or (iii) all outstanding options may be cancelled by the Committee as of the effective date of any such merger, consolidation, reorganization, liquidation, sale or disposition provided that (x) notice of such cancellation shall be given to each holder of an option and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if said Board or Committee shall have accelerated the time for exercise of all unexercised and unexpired options, in full during the 30-day period preceding the effective date of such merger, consolidation, reorganization, liquidation, sale or disposition.

      8.5 Adjustments to Common Stock Subject to Option. Except as hereinbefore expressly provided, the issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

      8.6 Miscellaneous. Adjustments under this Section 8 shall be determined by the Committee and such determinations shall be conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

SECTION 9.  GENERAL RESTRICTIONS

      9.1 Investment Representations. The Corporation may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Corporation to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Corporation deems necessary or appropriate in order to comply with federal and applicable state securities laws.

      9.2 Compliance with Securities Laws. The Corporation shall not be required to sell or issue any shares under any option if the issuance of such shares shall constitute a violation by the optionee or by the Corporation of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933, as now in effect or hereafter amended (the "Securities Act"), upon exercise of any option, the Corporation shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Corporation has been received by the Corporation to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an option are not registered under the Securities Act, the Corporation may imprint upon any certificate representing shares so issued the following legend or any other legend which counsel for the Corporation considers necessary or advisable to comply with the Securities Act and with applicable state securities laws:

      "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act, and in the event any shares are so registered, the Corporation may remove any legend on certificates representing such shares. The Corporation shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

      9.3 Employment Obligation. The granting of any option shall not impose upon the Corporation any obligation to employ or continue to employ any optionee, and the right of the Corporation to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an option has been granted to him or her.

SECTION 10. AMENDMENT OR TERMINATION OF THE PLAN

The Board may modify, revise or terminate this Plan at any time and from time to time, except that the class of persons eligible to receive options and the aggregate number of shares issuable pursuant to this Plan shall not be changed or increased, other than by operation of Section 3.2 or 8 hereof, without the consent of the shareholders of the Corporation.

SECTION 11. NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 12. EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall become effective upon the later of the approval of the Plan by the Board and the approval of the Plan by the shareholders of the Corporation in accordance with applicable laws and regulations. No option may be granted under the Plan after the tenth anniversary of the effective date. The Plan shall terminate (x) when the total amount of the Common Stock with respect to which options may be granted shall have been issued upon the exercise of options or (y) by action of the Board pursuant to
Section 10 hereof, whichever shall first occur.

      IN WITNESS WHEREOF, the Corporation has caused this 2002 Incentive and Nonqualified Stock Option Plan to be executed by its duly authorized officer as of the 15th day of May, 2002.

                                       BANCORP RHODE ISLAND, INC.


                                       By: /s/ Merrill W. Sherman
                                           ----------------------------
                                           Name:  Merrill W. Sherman
                                           Title: President

Attest:

/s/ Margaret D. Farrell
-----------------------
Margaret D. Farrell
Secretary